UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 2, 2004

                           GREAT PEE DEE BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-23521                    56-2050592
-----------------------------    ---------------------      --------------------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


515 Market Street, Cheraw, South Carolina                              29520
--------------------------------------------                           -----
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (843) 537-7656
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits

         The following exhibit is filed as part of this report:

     Exhibit No.                        Description

         99.1 Press Release of Sentry Bank & Trust, the wholly owned subsidiary of Great Pee Dee Bancorp, Inc., dated January 2, 2004.

Item 9.  Regulation FD Disclosure

         On January 2, 2004, Great Pee Dee Bancorp, Inc. (the "Company") announced the promotion of John S. Long to Chief Executive Officer of Sentry Bank & Trust, the Company's wholly owned subsidiary.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        GREAT PEE DEE BANCORP, INC.



DATE: January 9, 2004               By: /s/ Herbert W. Watts
                                        ----------------------------------------
                                        Herbert W. Watts
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

      Exhibit No.                        Description

         99.1 Press Release of Sentry Bank & Trust, the wholly owned subsidiary of Great Pee Dee Bancorp, Inc., dated January 2, 2004.